The company	12 Months Ended
Dec. 31, 2021
Company Information [Abstract]
The company	The company
Innate Pharma SA (the “Company” and, with its subsidiary, referred to as the “Group”), is a clinical-stage biotechnology company specializing in immuno-oncology and dedicated to improving cancer treatment using antibodies innovative therapies exploiting the immune system. The Company's large antibody portfolio includes several potentially "first-in-class" clinical and preclinical candidates in cancers of high medical need.
The Company has extensive experience in research and development in immuno-oncology, having been pioneers in the understanding of natural killer cells, or NK cells and benefited from leading antibody engineering capabilities, biology, and later expanding its expertise in tumor antigens targeting. the Company has developed, internally and through its business development strategy, a broad and diversified portfolio including six clinical product candidates and a robust preclinical pipeline. The Company has entered into collaborations with leaders in the biopharmaceutical industry, such as AstraZeneca and Sanofi. The Company believes its product candidates and clinical development approach are differentiated from current immuno-oncology therapies and have the potential to significantly improve the clinical outcome for patients with cancer.
From its inception, the Company has incurred losses due to its research and development (“R&D”) activity. The financial year ended December 31, 2021 generated a €52,809 thousand net loss. As of December 31, 2021, the shareholders’ equity amounted to €107,440 thousand. Subject to potential new milestone payments related to its collaboration agreements, the Company anticipates incurring additional losses until such time, if ever, that it can generate significant revenue from its product candidates in development.
The Company’s future operations are highly dependent on a combination of factors, including: (i) the success of its R&D; (ii) regulatory approval and market acceptance of the Company’s future product candidates; (iii) the timely and successful completion of additional financing; and (iv) the development of competitive therapies by other biotechnology and pharmaceutical companies. As a result, the Company is and should continue, in the short to mid-term, to be financed through partnership agreements for the development and commercialization of its drug candidates and through the issuance of new equity instruments.
The Company’s activity is not subject to seasonal fluctuations.
As of December 31, 2021, the Company had one wholly owned subsidiary: Innate Pharma, Inc., incorporated under the laws of Delaware in 2009.
Innate Inc.'s vocation is to market Innate Pharma's products in the United States, in particular Lumoxiti until the end of the transition plan period following the notification of return of the commercial rights of Lumoxiti to the United States and in Europe at AstraZeneca (see note 1.1 and 1.2)
This subsidiary is fully consolidated.
These activities can now be carried out following the merger by Innate Pharma S.A.
1.1.Significant contracts
The following paragraphs describe the key provisions of significant contracts.
a)Agreements related to monalizumab with Novo Nordisk A/S and with AstraZeneca
2014 Novo Nordisk A/S monalizumab agreement
On February 5, 2014, the Company acquired from Novo Nordisk A/S full development and commercialization rights to monalizumab. Novo Nordisk A/S received €2.0 million in cash and 600,000 ordinary shares at a price of €8.33 per share (€5.0 million). Novo Nordisk A/S is eligible to receive up to €20.0 million in potential regulatory milestones and single-digit tiered royalties on sales of monalizumab products. The agreement with Novo Nordisk A/S included a right to additional consideration in the event of an out-licensing agreement. Consequently, following the agreement signed with AstraZeneca in April 2015 (as described below), the Company paid to Novo Nordisk A/S additional consideration of €6.5 million (paid in April 2016). Following the exercise of the option by AstraZeneca in October 2018 (as described below), Novo Nordisk A/S became entitled to a second and final additional payment amounting to $15.0 million (€13.1 million) which was recognized as a liability as of December 31, 2018 and was paid in February 2019. There are no other potential additional milestones payments due to Novo Nordisk A/S. These amounts were added to the net book value of the intangible asset and are amortized according to the same amortization plan as the initial €7.0 million recognized in 2014. The net book value of the license amounted to €3.2 million as of December 31, 2021.
Refer to Notes 2.i, 2.j and 6 for accounting description.
2015 AstraZeneca monalizumab agreements
Under co-development and option agreements signed with AstraZeneca in 2015, the Company granted to AstraZeneca an exclusive license, subject to certain exclusions, to certain of its patents and know-how to develop, manufacture and commercialize licensed products, including monalizumab, in the field of diagnosis, prevention and treatment of oncology diseases and conditions. The Company further granted to AstraZeneca a worldwide, non-exclusive license to certain of its other patents to develop, manufacture and commercialize licensed products, including monalizumab, in the field of diagnosis, prevention and treatment of oncology diseases and conditions.
The Company received an initial payment of $250 million under these agreements in June 2015, of which $100 million was paid to the Company as an initial payment for the co-development agreement and $150 million was paid to the Company as consideration for the option agreement. On October 22, 2018, AstraZeneca exercised this option, triggering the payment of $100.0 million, which was received by the Company in January 2019.
Following the option exercise, AstraZeneca became the lead party in developing the licensed products and must use commercially reasonable efforts to develop, obtain regulatory approval for and commercialize each licensed product in certain major markets.
In July 31, 2019, the Company notified AstraZeneca of its decision to co-fund a future monalizumab Phase 3 clinical development program.
In September 2020, the Company signed an amendment to the collaboration and license agreement concluded with AstraZeneca in 2015. Following the analysis of a longer patient follow-up as well as the maturation of the survival data of the Cohort 2, and after discussion with AstraZeneca, the Company agreed to amend the original agreement. This amendment changed the financial terms relating to the milestone payment expected following the treatment of the first patient with AstraZeneca in the first
Phase 3 trial evaluating monalizumab. The original agreement signed in 2015 provided for a milestone payment of $100 million. Following the inclusion by AstraZeneca of the first patient in the first Phase 3 trial evaluating monalizumab (INTERLINK-1) in October 2020, and in accordance with the amendment signed in September 2020, the Company received a payment of $50 million . An additional payment of $50 million is now subject to interim analysis.
In addition to the initial payment, the option exercise payment and the payment received for the inclusion of the first patient in the first Phase 3 trial, AstraZeneca is obligated to pay the Company up to $875 million in the aggregate upon the achievement of certain development and regulatory milestones ($450 million) and commercialization milestones ($425 million). The Company is eligible to receive tiered royalties ranging from a low double-digit to mid-teen percentage on net sales of licensed products outside of Europe. The Company is required for a defined period of time to co-fund 30% of the Phase 3 clinical trials of licensed products, subject to an aggregate cap, in order to receive 50% of the profits in Europe.
Refer to Notes 2.a, 2.q and 13.a for accounting description.
b)Agreement related to Lumoxiti with AstraZeneca
In October 2018, the Company obtained an exclusive license from AstraZeneca under certain patents and know-how to develop, manufacture and commercialize Lumoxiti for all uses in humans and animals in the United States, the European Union and Switzerland. Under this Agreement, AstraZeneca was obligated to provide support for the continued development and commercialization of Lumoxiti in the European Union and Switzerland prior to regulatory submission and approval as well as support for the continued commercialization of Lumoxiti in the United States for a specified period running until September 30, 2020. Following this transition period, the company took charge of all marketing of Lumoxiti in the United States.
Under the agreement signed in 2018, the Company was obligated to pay a $50.0 million initial payment (€43.8 million), which it paid in January 2019, and a $15.0 million regulatory milestone (€13.4 million), which was paid in January 2020. The Company has reimbursed reimburse AstraZeneca for the development, production and commercialization costs it incurs during the transition period, ended in September 30, 2020.
Further to the decision to terminate the Lumoxiti Agreement and termination notice sent in December 2020, a Termination and Transition Agreement was discussed and executed, effective as of June 30, 2021 terminating the Lumoxiti Agreement as well as Lumoxiti related agreements (including the supply agreement, the quality agreement and other related agreements) and transferring of the U.S. marketing authorization and distribution rights of Lumoxiti back to AstraZeneca. The FDA has effectively transferred the BLA to AstraZeneca on February 8, 2022. AstraZeneca has reimbursed Innate Pharma for all Lumoxiti related costs, expenses and benefited net sales. In the year ended December 31, 2020 results announcement, the Company reported a contingent liability of up to $12.8 million in its consolidated financial statements, which was related to the splitting of certain manufacturing costs. As part of the Termination and Transition Agreement, Innate and AstraZeneca agreed to split these manufacturing costs, and Innate will pay $6.2 million to AstraZeneca (€5.5 million as of December 31, 2021) on April 30, 2022.
Following the termination and transition agreement signed in 2021, Lumoxiti activities are presented as discontinued operations as of December 31, 2021.
Refer to Notes 2.w and 17 for accounting description.
c)Agreement related to IPH5201 with AstraZeneca
In October 2018, the Company signed a collaboration and option agreement with AstraZeneca for co-development and co-commercialization of IPH5201. Under the agreement, AstraZeneca paid the Company a $50.0 million upfront payment ($26.0 million paid in October 2018 and $24.0 million paid in January 2019), and a milestone payment of $5.0 million paid in June 2020 following the assay of the first patient in the first Phase 1 trial evaluating IPH5201, in March 2020. AstraZeneca is obligated to pay the Company up to an aggregate of $5.0 million upon the achievement of certain development milestones. Upon exercise of its option under the agreement, AstraZeneca is committed to pay an option exercise fee of $25.0 million and up to $800.0 million in the aggregate upon the achievement of certain development and regulatory milestones ($300 million) and commercialization milestones ($500 million). The arrangement also provides for a 50% profit share in Europe if the Company opts into certain co-promoting and late stage co-funding obligations. In addition, the Company would be eligible to receive tiered royalties ranging from a high-single digit to mid-teen percentage on net sales of IPH5201, or from a mid-single digit to low-double digit percentage on net sales of other types of licensed products, outside of Europe. The royalties payable to the Company under the agreement may be reduced under certain circumstances, including loss of exclusivity or lack of patent protection. As of December 31, 2020, since the Company had fulfilled all of its commitments on preclinical work related to the start of Phase 1 of the IPH5201 program, the initial payment of $50.0 million and the milestone payment of $5.0 million were fully recognized in revenue. The Company was reimbursed by AstraZeneca for certain research and development expenses related to IPH5201 for the year ended December 31, 2021. The Company has the option to co-fund 30% of the shared development expenses related to the Phase 3 clinical trials in order to acquire co-promotion rights and to share in 50% of the profits and losses of licensed products in Europe. If the Company does not opt into the co-funding obligations, among other things, its right to share in 50% of the profits and losses in Europe and right to co-promote in certain European countries will terminate and will be replaced by rights to receive royalties on net sales at the rates applicable to outside of Europe. Additionally, certain milestone payments that may be payable to the Company would be materially reduced.
Refer to Notes 2.q and 13.b for accounting description.
d)Agreement related to additional preclinical molecules with AstraZeneca
In October 2018, the Company granted to AstraZeneca four exclusive options that are exercisable until IND approval to obtain a worldwide, royalty-bearing, exclusive license to certain of the Company’s patents and know-how relating to certain specified pipeline candidates to develop and commercialize optioned products in all fields of use. Pursuant to the agreement, AstraZeneca paid the Company a $20.0 million upfront payment (€17.5 million) in October 2018. The Company recognizes this upfront payment in the consolidated statement of financial position as deferred revenue as of December 31, 2018, until the exercise or the termination of each option at the earliest. Upon exercise of an option, the Company would be entitled to an option exercise payment of $35 million, as well as development and regulatory milestone payments ($320 million) and commercialization milestone payments ($500 million) and tiered, mid-single digit to mid-teen percentage royalties on net sales of the applicable product. The royalties payable to the Company may be reduced under certain circumstances, including loss of exclusivity, lack of patent protection or the specific nature of the compound included within the applicable product. Additionally, the Company would have rights to co-fund certain development costs in order to obtain profit and loss sharing in Europe. So long as the Company elects to co-fund such development costs, it will have a right to co-promote optioned products in Europe.
Refer to Notes 2.q and 13.c for accounting description.
e)Agreements related to avdoralimab with Novo Nordisk and with AstraZeneca
2017 avdoralimab in-licensing agreement with Novo Nordisk A/S
In July 2017, the Company signed an exclusive license agreement with Novo Nordisk A/S relating to avdoralimab. Under the agreement, Novo Nordisk A/S granted the Company a worldwide, exclusive license to develop, manufacture and commercialize pharmaceutical products that contain or comprise an anti-C5aR antibody, including avdoralimab. The Company made an upfront payment of €40.0 million, €37.2 million of which was contributed in new shares and €2.8 million of which in cash. In 2020, the Company made an additional payment of €1.0 million to Novo Nordisk A/S following the launch of the first Phase 2 trial of avdoralimab. The Company is obligated to pay up to an aggregate of €369.0 million upon the achievement of development, regulatory and sales milestones and tiered royalties ranging from a low double-digit to low-teen percentage of net sales.
Refer to Notes 2.g, 2.i and 6 for accounting description.
2018 avdoralimab AstraZeneca agreement
On January 1, 2020, the Company entered into a clinical trial collaboration agreement with AstraZeneca to sponsor a Phase 1/2 clinical trial (STELLAR-001) to evaluate the safety and efficacy of durvalumab, an anti-PD-L1 immune checkpoint inhibitor, in combination with avdoralimab, as a treatment for patients with select solid tumors. The Company is the sponsor of the trial and the costs are equally shared between the two partners. This collaboration is a non-exclusive agreement and does not include any licensing rights on avdoralimab to AstraZeneca. In the first half of 2020, and based on data from cohort extensions in the first two cohorts, the Company decided to stop recruiting in the STELLAR-001 trial.

Refer to Notes 2.s and 13.d for accounting description.
1.2.Key events
a)Key events for the year ended December 31, 2021
Further to the decision to terminate the Lumoxiti Agreement and termination notice sent in December 2020, a Termination and Transition Agreement was discussed and executed, effective as of June 30, 2021 terminating the Lumoxiti Agreement as well as Lumoxiti related agreements (including the supply agreement, the quality agreement and other related agreements) and transferring of the U.S. marketing authorization and distribution rights of Lumoxiti back to AstraZeneca. The FDA has effectively transferred the BLA to AstraZeneca on February 8, 2022. AstraZeneca has reimbursed Innate for all Lumoxiti related costs, expenses and benefited net sales. As of December 31, 2020, the Company reported a contingent liability of up to $12.8 million in its consolidated financial statements, which was related to the splitting of certain manufacturing costs. As part of the Termination and Transition Agreement, Innate and AstraZeneca agreed to split these manufacturing costs, and Innate will pay $6.2 million to AstraZeneca (€5.5 million as of December 31, 2021) on April 30, 2022. This amount was booked as trade payables and others as of December 31, 2021.
On July 6, 2021, the Company announced that FORCE (FOR COVID-19 Elimination), the investigator-sponsored, Phase 2 clinical trial evaluating the safety and efficacy of avdoralimab, in COVID-19 patients with severe pneumonia, did not meet its primary endpoints in all three cohorts of the trial. These results reflect the technical and commercial failure of the project. Consequently, the Company considers as of December 31, 2021 that all installments of the refundable advance received and remaining to be received as of December 31, 2021 in the amount of €1,988 thousand as non-refundable in accordance with the terms of the agreement, in light of the technical and commercial failure of the project. This amount has been treated as government grant revenue as of December 31, 2021. As a reminder, this payment was received by the Company following the financing contract signed in August 2020 with BPI. This financing contract was signed as part of the program set up by the French government to help and develop a therapeutic solution with preventive or curative aim against COVID-19.
On July 19, 2021, following the conversion of 85 "2016 free preferred shares" into 11,050 Company ordinary shares and the exercise of 30,000 "2011 BSAAR", the Executive Board carried out a capital increase of €2,052.50 and a increase in share premium of €59,700 that can be broken as follow : (i) a creation of 11,050 ordinary shares with a nominal value of €0.05 issued free of charge by deduction from the share premium, and (ii) a creation of 30,000 ordinary shares, with a nominal value of €0.05 and an issue price of €2.04 per share.
On July 22, 2021, subsequent to the definitive acquisitions 48,362 free shares granted on July 13, 2020, under the “AGA Bonus Management 2020-1” plan and the exercise of 4,440 “2011 BSA" , the Executive Board carried out a capital increase of €2,640.10 and an increase in share premium of €7,636.80, that can be broken down as follows: (i) a creation of 48,362 ordinary shares, with a nominal value of €0.05 issued free of charge by deduction from the issue premium, and (ii) a creation of 4,440 ordinary shares, with a nominal value of €0.05, for an issue price of €1.77 per share.
On July 21, 2021, the Executive Board granted 125,748 free shares to members of the management (“AGA Bonus Management 2021-1”).
On October 1 2021, the Executive Board granted 1,066,600 free performances shares to employees of the Company (“AGA Perf Employees 2021-1”), and 610,000 free performances shares to members of the management (“AGA Perf Management 2021-1”).
On December 16, 2021, the Company announced that the first patient was dosed in a Phase 1 clinical trial launched by Sanofi in humans with IPH6101/SAR443579 in relapsed or refractory AML. This trial triggered a milestone payments from Sanofi to Innate, planned in the research collaboration between the two companies.
On January 3, 2022, the Executive Board carried out for the second half of 2021 a capital increase of €23,500.15 and an increase in share premium of €419,500 following (i) the conversion of 282 "2016 free preferred shares" into 36,660 Company ordinary shares, (ii) the definitive acquisition of 103,125 "AGA Perf Employees 2018-1" and 110,000 "AGA Perf Management 2018-1", (iii) the exercise of 12,500 "2011-2 BSA", and (iv) the exercise of 200,000 "2011 BSAAR". The capital increase carried out can be broken as follow : (i) a creation of 36,660 ordinary shares with a nominal value of €0.05 issued free of charge by deduction from the share premium, (ii) a creation of 249,785 ordinary shares with a nominal value of €0.05 issued free of charge by deduction from the share premium, (iii) a creation of 12,500 ordinary shares, with a nominal value of €0.05 and an issue price of €1.77 per share, and (iv) a creation of 200,000 ordinary shares, with a nominal value of €0.05 and an issue price of €2.04 per share.
On January 5, 2022, the Company announced that it had obtained a non-dilutive financing of €28.7 million in the form of two State-Guaranteed Loans (Prêts Garantis “PGE”) from Société Générale (€20.0 million). euros) and BNP Paribas (8.7 million euros). The funds related to these two PGEs were collected by the Company on December 27 and 30, 2021 respectively